Exhibit 99.2

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended October 28, 2007

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$263,776	$47,972	$21,632	$333,380	$149,696	$7,059	(A)	$—	$490,135

Units sold	2,125	2,225	2,374	6,724	3,926
Single-sections					970
Multi-sections					2,649
Modulars					307
Class As	1,616
Class Cs	509
Conventional trailers		1,723
Fifth-wheel trailers		502

Average selling price per unit	$124,130	$21,560	$9,112	NM	$38,129

Gross profit percent	15.1%	7.2%	17.5%	14.1%	22.9%	12.2%		NM	17.2%

Operating income (loss)	$9,104	$(8,334)	$269	$1,039	$4,686	$268		$(1,595)	$4,398

Operating margin	3.5%	(17.4)%	1.2%	0.3%	3.1%	3.8%		NM	0.9%

Depreciation	$1,302	$281	$229	$1,812	$1,417	$353		$1,294	$4,876

Capital expenditures (est.)	$371	$391	$16	$778	$471	$381		$58	$1,688

(A)       Excludes $24.1 million of intercompany sales.

NM      Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended October 29, 2006

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$230,645	$104,113	$29,833	$364,591	$146,981	$15,001	(A)	$—	$526,573

Units sold	2,074	5,935	3,301	11,310	3,672
Single-sections					849
Multi-sections					2,823
Pre-owned
Class As	1,598
Class Cs	476
Conventional trailers		4,593
Fifth-wheel trailers		1,342

Average selling price per unit	$111,208	$17,542	$9,038	NM	$40,028

Gross profit percent	13.4%	2.9%	18.4%	10.8%	21.1%	17.8%		NM	14.0%

Operating income (loss)	$(1,141)	$(14,361)	$604	$(14,898)	$1,384	$871		$(2,583)	$(15,226)

Operating margin	(0.5)%	(13.8)%	2.0%	(4.1)%	0.9%	5.8%		NM	(2.9)%

Depreciation	$1,171	$611	$256	$2,038	$1,833	$351		$1,574	$5,796

Capital expenditures (est.)	$644	$89	$37	$770	$554	$449		$414	$2,187

(A)	Excludes $30.6 million of intercompany sales.

NM	Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-To-Date October 28, 2007

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$537,457	$111,624	$43,552	$692,633	$293,904	$13,840	(A)	$—	$1,000,377

Units sold	4,558	5,611	4,604	14,773	7,739
Single-sections					1,877
Multi-sections					5,307
Modulars					555
Class As	3,351
Class Cs	1,207
Conventional trailers		4,448
Fifth-wheel trailers		1,163

Average selling price per unit	$117,915	$19,894	$9,460	NM	$37,977

Gross profit percent	14.5%	2.1%	18.3%	12.7%	22.6%	12.2%		NM	16.1%

Operating income (loss)	$18,107	$(15,759)	$600	$2,948	$9,714	$1,020		$(3,260)	$10,422

Operating margin	3.4%	(14.1)%	1.4%	0.4%	3.3%	7.4%		NM	1.0%

Depreciation	$2,700	$690	$482	$3,872	$2,754	$702		$2,672	$10,000

Capital expenditures (est.)	$490	$770	$30	$1,290	$1,456	$686		$353	$3,785

(A)	Excludes $51.4 million of intercompany sales.

NM	Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-Ended October 29, 2006

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$455,873	$225,799	$54,145	$735,817	$292,645	$27,882	(A)	$—	$1,056,344

Units sold	4,272	13,119	6,031	23,422	7,373
Single-sections					1,643
Multi-sections					5,730
Pre-owned
Class As	3,232
Class Cs	1,040
Conventional trailers		10,630
Fifth-wheel trailers		2,489

Average selling price per unit	$106,712	$17,212	$8,978	NM	$39,691

Gross profit percent	18.1%	4.9%	18.1%	10.6%	21.2%	12.3%		NM	13.9%

Operating income (loss)	$(4,619)	$(24,338)	$806	$(28,151)	$3,451	$2,119		$(879)	$(23,460)

Operating margin	(1.0)%	(10.8)%	1.5%	(3.8)%	1.2%	7.6%		NM	(2.2)%

Depreciation	$2,581	$1,101	$537	$4,219	$3,510	$669		$3,224	$11,622

Capital expenditures (est.)	$1,361	$233	$229	$1,823	$1,075	$811		$744	$4,453

(A)	Excludes $64.5 million of intercompany sales.

NM	Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended October 28, 2007

(Unaudited)

(Dollars in thousands)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply
	Homes	Trailers	Trailers	Total	Group	Group

Number of facilities (A)	3	5	1	9	19	3

Capacity utilization	56%	58%	68%	NM	44%	NM

Number of independent distribution points (B)	269	588	264	NM	1,352	NM

Backlog units	1,191	1,551	1,365	4,107	684	NM

Sales value (C)	$147,839	$33,440	$12,438	$193,717	$26,081	NM

Dealer inventories (units)	4,329	12,278	5,598	NM	6,036	NM

(A)	Number of active facilities at the end of the quarter.

(B)	Distribution points may represent multiple product types causing some duplication.

(C)	The number of units in the backlog multiplied by the average selling price.

NM	Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended October 29, 2006

(Unaudited)

(Dollars in thousands)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply
	Homes	Trailers	Trailers	Total	Group	Group

Number of facilities (A)	3	9	1	13	22	3

Capacity utilization	52%	69%	95%	NM	43%	NM

Number of independent distribution points (B)	258	594	494	NM	1,278	NM

Backlog units	744	4,502	1,761	7,007	589	NM

Sales value (C)	$82,739	$78,974	$15,916	$177,629	$23,576	NM

Dealer inventories (units)	4,004	16,920	6,265	NM	6,532	NM

(A)	Number of active facilities at the end of the quarter.

(B)	Distribution points may represent multiple product types causing some duplication.

(C)	The number of units in the backlog multiplied by the average selling price.

NM	Not meaningful.